Scudder
Large Company
Value Fund

Annual Report
July 31, 1999

No-Load Funds

A fund which seeks to maximize capital appreciation over the long term through a value-oriented approach to investing.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                        Scudder Large Company Value Fund

--------------------------------------------------------------------------------
Date of Inception:  4/5/67     Total Net Assets as of      Ticker Symbol:  SCDUX
                               7/31/99: $2.6 billion
--------------------------------------------------------------------------------

o A dramatic rally in less expensive value stocks during the second calendar quarter marked a shift in investor sentiment away from expensive large capitalization growth stocks that had dominated market returns for the last few years.

o Management's decision to increase cyclical stocks a year ago -- which had held back performance at the beginning of the fiscal period -- was the primary driver of the fund's outperformance year to date in 1999.

o Scudder Large Company Value Fund returned 26.79% for the 10-month fiscal period ended July 31, 1999.



                                Table of Contents

   3  Letter from the Fund's President     18  Financial Highlights

   4  Performance Update                   19  Notes to Financial Statements

   5  Portfolio Summary                    22  Report of Independent Accountants

   6  Portfolio Management Discussion      23  Tax Information

  10  Glossary of Investment Terms         25  Officers and Trustees

  11  Investment Portfolio                 26  Investment Products and Services

  15  Financial Statements                 27  Scudder Solutions



                      2 - Scudder Large Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     The most recent period is a classic example of the cyclical nature of investing. In particular, I am referring to the strong performance of growth stocks during the first six months of the period, which gave way to a remarkable rally in value stocks in the final months of the fund's fiscal period. Such shifts in investor sentiment served to remind investors of the importance of maintaining exposure to several asset classes, even if one class has fallen out of favor temporarily.

     As investors, we need to be careful that we are not distracted by the dominance of one particular sector at the expense of our long-term goals. In the case of Scudder Large Company Value Fund, we believe that the fund will continue to serve as an attractive core holding for long-term investors -- as it has in the most recent period -- regardless of whether growth or value styles are in favor.

     In the pages that follow, co-lead portfolio managers Kathleen Millard and Lois Roman discuss the market environment and the recent resurgence of the value style of investing. Despite the dominance of growth stocks over much of the period, your managers remained committed to their long-term, disciplined investment approach. This commitment to large capitalization value stocks contributed to the fund's performance when this style returned to favor in 1999. Their discussion begins on page 6.

     Please note that we have changed the Fund's fiscal year-end from September 30 to July 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's semiannual and annual periods ending in January and July.

     Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Large Company Value Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Fund's team in this capacity, and look forward to serving your interests.

     Thank you for your continued investment in Scudder Large Company Value Fund. If you have any questions about your investment, please call us at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

     Sincerely,
     /s/Lynn S. Birdsong
     Lynn S. Birdsong
     President,
     Scudder Large Company Value Fund

                      3 - Scudder Large Company Value Fund

                     Performance Update as of July 31, 1999

-----------------------------
   Fund Index Comparison
-----------------------------
                        Total Return
   --------------------------------------------
   Period
   Ended       Growth of              Average
   7/31/1999   $10,000    Cumulative  Annual
   --------------------------------------------
   Scudder Large Company Value Fund
   --------------------------------------------
   1 Year      $ 11,149      11.49%    11.49%
   5 Year      $ 24,930     149.30%    20.05%
   10 Year     $ 34,031     240.31%    13.03%
   --------------------------------------------
   Russell 1000 Value Index
   --------------------------------------------
   1 Year      $ 11,499      14.99%    14.99%
   5 Year      $ 28,214     182.14%    23.04%
   10 Year     $ 44,007     340.07%    15.96%


---------------------------------
Growth of a $10,000 Investment
---------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

     Russell 1000 Value Index   Scudder Large Company Value Fund

          '89    10000                '89     10000
          '90     9908                '90      9137
          '91    10969                '91     10065
          '92    12679                '92     11598
          '93    15053                '93     13480
          '94    15597                '94     13650
          '95    18849                '95     16322
          '96    21842                '96     18351
          '97    32508                '97     27582
          '98    38270                '98     30524
          '99    44007                '99     34031

                 Yearly periods ended July 31

The Russell 1000 Value Index consists of securities with less than average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

------------------------------------
Returns and Per Share Information
------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                      Yearly periods ended July 31

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 18.36  $ 18.12  $ 19.57  $ 21.31 $ 19.19  $ 22.07  $ 21.14  $ 28.43 $ 29.17  $ 30.05
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .16   $  .37   $  .22   $  .10  $   --   $   --   $  .08   $  .16  $  .24   $  .18
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $ 1.45   $ 1.35   $  .98   $ 1.25  $ 2.62   $  .73   $ 3.50   $ 2.48  $ 1.86   $ 2.10
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                -8.62    10.15    15.14    16.32    1.26    19.57    12.43    50.30   10.66    11.49
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                -.92    10.71    15.59    18.72    3.61    20.85    15.88    48.83   17.72    14.99
-----------------------------------------------------------------------------------------------------------------------------

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                      4 - Scudder Large Company Value Fund

Portfolio Summary as of July 31, 1999

--------------------------
Diversification
--------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Equity                          98%
   Cash Equivalents                 2%
   ------------------------------------
                                  100%
   ------------------------------------

Management seeks to remain fully invested in reasonably valued large-cap growth stocks.

-----------------------------------
 Sectors
 (Excludes 2% Cash Equivalents)
-----------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Financial                       25%
   Technology                      13%
   Energy                          12%
   Manufacturing                    9%
   Communications                   8%
   Durables                         8%
   Consumer Discretionary           5%
   Consumer Staples                 4%
   Utilities                        4%
   Other                           12%
   ------------------------------------
                                  100%
   ------------------------------------

A move into cyclical stocks in the summer of 1998 contributed to the fund's outperformance year to date in 1999.

-----------------------------------
  Ten Largest Equity Holdings
  (33% of Portfolio)
-----------------------------------

    1. International Business Machines Corp.
       Manufacturer of computers and
       servicer of information
       processing units

    2. Dow Chemical Co.
       Chemical producer

    3. Hewlett-Packard Co.
       Measurement and test instruments, computer systems

    4. Citigroup Inc.
       Diversified financial services company

    5. Chase Manhattan Corp.
       Commercial bank

    6. Bell Atlantic Corp.
       Telecommunication services

    7. Union Pacific Corp.
       Railroad transportation,
       overnight shipping, and computer
       technology

    8. Motorola Inc.
       Manufacturer of telecommunication
       products and semiconductors

    9. AT&T Corp.
       Telecommunication services

   10. Exxon Corp.
       International oil and gas company


    For a stock to become a candidate for the fund's portfolio, it must pass through a quantitative value screen and is subject to fundamental and risk analysis.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Large Company Value Fund

                         Portfolio Management Discussion

We asked Kathleen T. Millard and Lois Friedman Roman, co-lead portfolio managers of Scudder Large Company Value Fund, to discuss the market environment and their current investment strategy for the fund.

Q: With value stocks returning to favor, how did the fund perform?

A: For the 10-month period covered by this report, the fund's 26.79% return nearly matched the 27.76% return for the unmanaged Russell 1000 Value Index. Last summer we increased the fund's weighting in cyclical stocks. Our model had a historically high concentration of cyclical stocks in the "buy" zone indicating that, on a valuation basis, the stocks were inexpensive. With the help of our analysts, we identified stocks that had "trough" fundamentals and positive catalysts on the horizon. While this decision has helped the fund outperform year-to-date in 1999, our move last summer preceded the market shift, holding back the fund's performance in 1998.

Q: When value investing is out of favor, as it has been until the end of the first quarter, do you change your investment strategy?

A: No. We are continuing to manage the portfolio with the same quantitative multi-factor model we have been using since 1995. Sticking with this approach has worked well, in our opinion. Take, for example, the Morningstar Ratings(TM) for the three-, five-, and ten-year periods ended July 31, 1999. The fund holds 4-star ratings for the three- and five-year periods, which encompass nearly all of the period that we have been managing the fund with the current investment discipline. The fund holds a 2-star rating for the ten-year period, which includes performance earned under a different investment approach.^1

Q:  How does the model work?

A: We strive to build an optimal portfolio by combining quantitative value screens with original research and risk analysis. We begin with our investment universe, which is the largest 1000 companies in the United States, as represented by the Russell 1000 Index. We apply a valuation screen to each company in this universe to identify "buy" and "sell" candidates. Companies that are ranked in the top four deciles (the cheapest 40%) based on our valuation criteria are potential "buy" candidates, while those that fall into the bottom two deciles (the most expensive 20%) are "sell" candidates if held in the portfolio. We narrow the list further by employing intensive fundamental analysis to determine which "buy"-rated companies have the strongest financial positions and most capable management teams. Finally, we determine which stocks will minimize portfolio risk by contributing to overall diversification.
By combining these disciplines, we attempt to build a portfolio of

------------------------

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 7/31/99. Ratings are subject to change every month and are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In a broad asset class, 10% of funds receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, and the next 22.5% receive 2 stars. In the domestic equity category, the fund received a 4-star rating for the three- and five-year periods and a 2-star rating for the ten-year period among 3092, 1923, and 746 funds, respectively. The fund's overall rating is 3 stars. Past performance is no guarantee of future results.

                      6 - Scudder Large Company Value Fund
reasonably valued, fundamentally strong large companies that will outperform the Russell 1000 Value Index over the long term.

Q: In attempting to decide if the individual merits of a company meet your "buy" criteria, on what do you focus?

A: In particular, we look for management teams that are creating value for shareholders. To accomplish this, we seek to establish the level and direction of income statement, balance sheet, and cash flow drivers that contribute to the creation of earnings. Examples of these drivers are margins, leverage ratios, and returns on capital. The purpose of this intensive approach is to distinguish between "value traps," or companies whose stock prices are depressed for a reason, and "value opportunities," where poor price performance obscures positive changes taking place within the firm. In the process, we search for companies whose actual earnings have fallen below their "normalized" earnings. (Normalized earnings are the smoothed- out level of earnings over an economic cycle, removing the peaks and troughs associated with fluctuations in the economy.) We believe that over time this strategy will allow us to separate companies that are poised to rebound from those whose difficulties are likely to continue.

Q: With value stocks staging a big rally toward the end of the fiscal period, how did it affect your portfolio holdings?

A: Due to the tremendous surge of cyclical stocks since the beginning of the year, many of our portfolio holdings have migrated to the "hold" zone of our model. Although not candidates for sale yet, these stocks are no longer undiscovered opportunities. The portfolio team continually searches through the buyable stock list to find new ideas to add to the portfolio. During 1998 when expensive stocks became more expensive and inexpensive stocks languished, our quantitative model -- like most others -- contributed less to overall performance than in previous years. The complementary qualitative investment process step of fundamental research was a key component of performance. Since the second calendar quarter of 1999, the quantitative model has been adding value to the decision making process. The "buy" zone stocks are outperforming the "hold" and "sell" zone stocks.

Q:  Can you provide us with an update on some of the fund's top holdings?

A: Hewlett-Packard (at $105 on 7/31) is a good example of one of our top holdings that made a significant contribution to performance over the period. We added H-P in 1998 in the mid-$30s. The stock was rated as a "buy" candidate by our model and our investment analyst also rated it a "buy." The company has been a leader in the personal printer business for years. Once a high growth premier technology company, H-P lost its luster when it faced increasing competition in its markets and missed new product launches. In 1998, we increased our position as the stock fell because we had confidence in H-P's long-term positioning as a necessary and complementary technology company in the rapidly developing Internet world. Management responded to the near-term shortfalls with massive cost cutting and restructurings. The company will split into two pieces during the

                      7 - Scudder Large Company Value Fund

THE PRINTED DOCUMENT CONTAINS A FLOW DIAGRAM HERE:

--------------------------------------------------------------------------------
TITLE:

                          Portfolio Management Process

FLOW DIAGRAM

                          Universe: Russell 1000 Index
                        (arrows point to both quadrants)


           Valuation Disciplines         Fundamental Research

                Buy: Deciles 1-4          Buy:  Internal analyst "purchase" ratings
              Sell: Deciles 9-10          Sell: Internal analyst "underperform"
                                                ratings

               (arrows point from both quadrants to first subhead)

                            Portfolio Risk Decisions

                 (arrow points from first subhead to second one)

                            Portfolio of 60-90 stocks

DIAGRAM CAPTION

The process begins by screening the Russell 1000 Index for companies with attractive valuations that meet our investment criteria. The universe is divided into ten groups (deciles) ranked from most attractive (1-4) to least (9-10). From a fundamental research standpoint, we also review the ratings of our internal research analysts. Then we review the risk profile of the portfolio and the potential effect of additions or deletions. The final result is a portfolio of 60-90 stocks with what we view as attractive valuation characteristics.

--------------------------------------------------------------------------------

calendar year 2000 and we expect revenue growth acceleration from new products and alliances.

Q: Another large fund holding is AT&T. While the rest of the market has gone up this year, AT&T's stock is still standing at the starting line. What is the story for AT&T, which closed the period at $52 a share?

A: We purchased shares of AT&T in mid-1995 when the stock was in the mid-$20s. It was rated a "buy" by our model and a "buy" by our internal analyst. Our thesis was that this premier franchise would survive the expected entry of the regional Bell operating companies (RBOCs) into the long distance market. In addition, AT&T had premier assets unvalued by the marketplace. The stock rallied slightly and then declined in mid-1997 in the face of threats of a declining market share. We took advantage of the price dip by doubling up on our position when a new CEO was named. The stock rebounded strongly in the second half of 1997, primarily because the new management team pared back the cost structure and refocused operations. Normalized earnings for AT&T have more than

                      8 - Scudder Large Company Value Fund
doubled and the return on invested capital has increased significantly. In addition, AT&T has made several acquisitions to build a formidable cable and telephony powerhouse to compete in the newly converged telecommunications world. Recently, AT&T's stock price has been lagging the markets. We still believe that as the long-term story continues to unfold in telecommunications, the impact that the company has on the future structure of this industry will be significant.

Q:  What is your outlook?

A: As always, we prefer not to make broad predictions about the market. Instead we focus on the relative opportunities within our universe of large company stocks. In this realm, we think one of the most important longer-term questions is when will be the right time to jump off the cyclical bandwagon. In the short run, we believe that there remains more upside in our cyclical holdings and pockets of opportunity in the stocks that have not yet reached "trough" fundamentals, e.g., the auto sector. When these stocks reach the trough point, we believe they will provide fertile ground for stock picking.

                              Scudder Large Company
                                   Value Fund:
                          A Team Approach to Investing

Scudder Large Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-Lead Portfolio Managers Kathleen T. Millard and Lois Friedman Roman have responsibilitiy for the fund's day-to-day management. Ms. Millard, who joined the Adviser in 1991 and the fund in 1995, has 15 years of industry experience. Ms. Roman, who joined the Adviser in 1994 and the fund in 1995, has 11 years of experience as an equity analyst. Together they oversee the investment strategies of the fund.

                      9 - Scudder Large Company Value Fund

                          Glossary of Investment Terms

CYCLICAL/NON-CYCLICAL               Securities of companies whose fortunes tend
                                    to rise quickly when the economy turns up and to fall quickly when the economy turns down. Examples include companies in the auto, cement, housing, machinery, paper, technology, and steel industries. Securities of non-cyclical companies are less affected by the economy, such as those in the food and pharmaceutical industries.

GROWTH STOCK                        Stock of a company that has displayed
                                    above-average earnings growth and is
                                    expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings and exhibit greater price volatility.

MARKET CAPITALIZATION               The value of a company's outstanding shares
                                    of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.


PRICE/EARNINGS RATIO (P/E)          A widely used gauge of a stock's valuation
(also "earnings multiple")          that indicates what investors are paying for
                                    a company's earnings on a per share basis.
                                    Typically based on a company's projected earnings for the next 12 months, a higher
                                    "earnings multiple" indicates a higher
                                    expected growth rate and the potential for greater price fluctuations.

TROUGH VALUATION/                   Technical financial analysis looks at the
TROUGH FUNDAMENTALS                 cyclical trend lines of stocks based on
                                    their valuations (e.g., price/earnings,
                                    price/cash flow ratios) and fundamentals
                                    (e.g., income statement, balance sheet).
                                    Since stocks and industry sectors typically move in cycles -- peaks and troughs -- a technical analyst attempts to identify the most attractive point at which to purchase a stock. The trough represents a low point for the particular measure charted.

VALUE STOCK                         A company whose stock price does not fully
                                    reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments and Barron's Dictionary of Finance and Investment Terms.)
An expanded list of terms is located at our Web site, www.scudder.com.

                      10 - Scudder Large Company Value Fund

                    Investment Portfolio as of July 31, 1999

                                                                                                    Principal       Market
                                                                                                    Amount ($)     Value ($)
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.5%
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank & Trust Company dated 7/30/1999 at 5.04%, to be repurchased at $37,065,561 on 8/2/1999, collateralized by a $34,240,000 U.S. Treasury Bond,
  7.25%, 5/15/2016 (Cost $37,050,000) ...........................................................   37,050,000    37,050,000

                                                                                                       Shares
----------------------------------------------------------------------------------------------------------------------------

Common Stocks 98.5%
----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.5%

Department & Chain Stores
Dayton Hudson Corp. .............................................................................      691,400    44,724,938
Federated Department Stores, Inc.* ..............................................................      849,000    43,564,313
Rite Aid Corp. ..................................................................................    1,308,300    27,719,606
                                                                                                                ------------
                                                                                                                 116,008,857
                                                                                                                ------------
Consumer Staples 3.6%

Alcohol & Tobacco 2.0%
Philip Morris Companies, Inc. ...................................................................    1,402,100    52,228,225
                                                                                                                ------------
Food & Beverage 1.6%
Unilever NV (New York Shares) ...................................................................      567,585    39,660,002
                                                                                                                ------------
Health 2.9%

Pharmaceuticals
American Home Products Corp. ....................................................................      897,100    45,752,100
Pharmacia & Upjohn, Inc. ........................................................................      515,400    27,734,963
                                                                                                                ------------
                                                                                                                  73,487,063
                                                                                                                ------------
Communications 8.1%

Telephone/Communications
AT&T Corp. ......................................................................................    1,470,150    76,355,916
Bell Atlantic Corp. .............................................................................    1,278,200    81,485,250
BellSouth Corp. .................................................................................    1,055,100    50,644,800
                                                                                                                ------------
                                                                                                                 208,485,966
                                                                                                                ------------
Financial 24.4%

Banks 11.9%
Banc One Corp. ..................................................................................      426,214    23,255,301
Bank of America Corp. ...........................................................................      773,728    51,356,196
BankBoston Corp. ................................................................................      760,600    35,700,663
Chase Manhattan Corp. ...........................................................................    1,100,900    84,631,688

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder Large Company Value Fund

                                                       Market
                                          Shares      Value ($)
---------------------------------------------------------------
First Union Corp. ...................     580,900    26,721,400
J.P. Morgan & Co., Inc. .............     419,700    53,669,138
KeyCorp .............................     922,900    29,071,350
                                                   ------------
                                                    304,405,736
                                                   ------------
Insurance 4.9%
Allstate Corp. ......................   1,057,700    37,548,350
Cigna Corp. .........................     702,100    61,916,444
St. Paul Companies, Inc. ............     809,900    25,208,138
                                                   ------------
                                                    124,672,932
                                                   ------------
Consumer Finance 5.8%
American Express Co. ................     468,700    61,751,225
Citigroup Inc. ......................   1,922,848    85,686,914
                                                   ------------
                                                    147,438,139
                                                   ------------
Other Financial Companies 1.8%
Federal National Mortgage Association     664,800    45,871,200
                                                   ------------
Media 3.6%

Broadcasting & Entertainment 1.6%
Viacom Inc. "B" * ...................     955,400    40,067,088
                                                   ------------
Print Media 2.0%
Knight-Ridder, Inc. .................     943,600    50,600,550
                                                   ------------
Service Industries 1.6%

Investment
Merrill Lynch & Co., Inc. ...........     615,100    41,865,244
                                                   ------------
Durables 7.7%

Aerospace 5.2%
Boeing Co. ..........................   1,231,370    55,873,414
Lockheed Martin Corp. ...............     688,800    23,978,850
United Technologies Corp. ...........     794,400    52,976,550
                                                   ------------
                                                    132,828,814
                                                   ------------
Automobiles 1.6%
Ford Motor Co. ......................     846,500    41,161,063
                                                   ------------
Tires 0.9%
Goodyear Tire & Rubber Co. ..........     449,800    23,783,175
                                                   ------------
Manufacturing 8.8%

Chemicals 4.9%
Dow Chemical Co. ....................     728,100    90,284,400

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder Large Company Value Fund

                                                           Market
                                              Shares      Value ($)
-------------------------------------------------------------------
E.I. du Pont de Nemours & Co. .............   466,700    33,631,569
                                                       ------------
                                                        123,915,969
                                                       ------------
Containers & Paper 1.0%
Sonoco Products Co. .......................   998,910    26,783,274
                                                       ------------
Diversified Manufacturing 1.5%
Textron, Inc. .............................   461,900    37,991,275
                                                       ------------
Hand Tools 1.0%
Black & Decker Corp. ......................   439,200    25,363,800
                                                       ------------
Specialty Chemicals 0.4%
Air Products & Chemicals, Inc. ............   316,300    10,576,281
                                                       ------------
Technology 12.9%
Diverse Electronic Products 3.0%
Motorola Inc. .............................   843,800    76,996,750
                                                       ------------
Electronic Data Processing 8.0%
Hewlett-Packard Co. .......................   859,900    90,020,781
International Business Machines Corp. .....   914,000   114,878,375
                                                       ------------
                                                        204,899,156
                                                       ------------
Military Electronics 1.9%
Raytheon Co. "A" ..........................   669,800    46,551,100
                                                       ------------
Energy 11.8%
Oil & Gas Production 3.3%
Coastal Corp. .............................   597,700    23,646,506
Royal Dutch Petroleum Co. .................   140,000     8,751,995
Royal Dutch Petroleum Co. (New York Shares)   825,300    50,343,300
                                                       ------------
                                                         82,741,801
                                                       ------------
Oil Companies 8.5%
Atlantic Richfield Co. ....................   213,100    19,192,319
BP Amoco Plc (ADR) ........................   189,700    21,981,488
Chevron Corp. .............................   297,200    27,119,500
Exxon Corp. ...............................   873,000    69,294,375
Mobil Corp. ...............................   395,200    40,409,200
Texaco Inc. ...............................   646,200    40,266,338
                                                       ------------
                                                        218,263,220
                                                       ------------
Metals & Minerals 0.8%
Steel & Metals
Phelps Dodge Corp. ........................   361,500    21,441,469
                                                       ------------

    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder Large Company Value Fund

                                                                       Market
                                                         Shares       Value ($)
-------------------------------------------------------------------------------
Construction 0.8%
Forest Products
Weyerhaeuser Co. ...............................         309,100     19,994,906
                                                                   ------------
Transportation 3.1%
Railroads
Union Pacific Corp. ............................       1,462,200     79,415,738
                                                                   ------------
Utilities 3.9%
Electric Utilities
Duke Energy Corp. ..............................         606,700     32,117,175
FPL Group, Inc. ................................         474,800     25,609,525
PECO Energy Co. ................................         306,300     12,979,463
Unicom Corp. ...................................         717,600     28,165,800
                                                                   ------------
                                                                     98,871,963
Total Common Stocks (Cost $1,683,348,568)                         2,516,370,756
-------------------------------------------------------------------------------

Total Investment Portfolio-- 100.0% (Cost $1,720,398,568) (a)     2,553,420,756

      * Non-income producing security.

    (a) The cost for federal income tax purposes was $1,722,068,678. At July 31, 1999, net unrealized appreciation for all securities based on tax cost was $831,352,078. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $849,586,555 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,234,477.

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder Large Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of July 31, 1999


Assets
-----------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,720,398,568) ..........   $2,553,420,756
                  Cash .............................................................              383
                  Receivable for investments sold ..................................       13,609,769
                  Dividends and interest receivable ................................        3,161,444
                  Receivable on Fund shares sold ...................................        1,975,831
                  Other assets .....................................................           16,842
                                                                                       --------------
                  Total assets .....................................................    2,572,185,025
Liabilities
-----------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................       14,465,056
                  Payable for Fund shares redeemed .................................          710,365
                  Accrued management fee ...........................................        1,277,754
                  Other payables and accrued expenses ..............................          569,482
                                                                                       --------------
                  Total liabilities ................................................       17,022,657
                  Net assets, at market value ......................................   $2,555,162,368
Net Assets
-----------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ..............................       19,761,249
                  Unrealized appreciation (depreciation) on investments ............      833,022,188
                  Accumulated net realized gain (loss) .............................       73,790,346
                  Paid-in capital ..................................................    1,628,588,585
                  Net assets, at market value ......................................   $2,555,162,368
Net Asset Value
-----------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($2,555,162,368 / 85,028,260 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares authorized)         $  30.05

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder Large Company Value Fund

                            Statements of Operations


                                                                                         Ten Months
                                                                                           Ended           Year Ended
                                                                                       July 31, 1999      September 30,
Investment Income                                                                         (Note E)            1998
---------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $842,354 and $353,509,
                    respectively) ..................................................   $  40,731,352    $  46,619,949
                  Interest .........................................................       1,702,725        1,968,420
                                                                                       -------------    -------------
                                                                                          42,434,077       48,588,369
                  Expenses:
                  Management fee ...................................................      12,261,953       14,296,878
                  Services to shareholders .........................................       4,411,142        4,958,834
                  Trustees' fees and expenses ......................................          29,650           53,462
                  Custodian and accounting fees ....................................         177,125          287,686
                  Reports to shareholders ..........................................         275,515          338,620
                  Auditing .........................................................          53,212           45,801
                  Legal ............................................................          24,444           30,998
                  Registration fees ................................................          73,074          100,019
                  Other ............................................................         164,773           54,313
                                                                                       -------------    -------------
                                                                                          17,470,888       20,166,611
                  Net investment income ............................................      24,963,189       28,421,758

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ......................................................     109,587,957      162,386,553
                  Foreign currency related transactions ............................          (3,454)           1,775
                                                                                       -------------    -------------
                                                                                         109,584,503      162,388,328
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ......................................................     401,441,655     (280,820,721)
                  Net gain (loss) on investment transactions .......................     511,026,158     (118,432,393)

                  Net increase (decrease) in net assets resulting from operations ..   $ 535,989,347    $ (90,010,635)


    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder Large Company Value Fund

                       Statements of Changes in Net Assets



                                                                                Ten Months
                                                                                  Ended            Years Ended September  30,
                                                                              July 31, 1999
Increase (Decrease) in Net Assets                                                (Note E)            1998               1997
----------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ..................................   $    24,963,189    $    28,421,758    $    28,697,289
                  Net realized gain (loss) from investment transactions ..       109,584,503        162,388,328        134,428,197
                  Net unrealized appreciation (depreciation)  on
                    investment transactions during the period ............       401,441,655       (280,820,721)       519,790,788
                                                                             ---------------    ---------------    ---------------
                  Net increase (decrease) in net assets resulting from
                    operations ...........................................       535,989,347        (90,010,635)       682,916,274
                                                                             ---------------    ---------------    ---------------
                  Distributions to shareholders from:
                  Net investment income ..................................       (14,320,764)       (18,248,388)       (11,553,936)
                                                                             ---------------    ---------------    ---------------
                  Net realized gain on investment transactions ...........      (166,948,064)      (141,425,011)      (179,180,946)
                                                                             ---------------    ---------------    ---------------
                  Fund share transactions:
                  Proceeds from shares sold ..............................       533,428,766        349,010,684        255,862,093
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions ........................       172,807,082        152,377,751        182,941,443
                  Cost of shares redeemed ................................      (502,959,873)      (467,271,665)      (369,711,587)
                                                                             ---------------    ---------------    ---------------
                  Net increase (decrease) in net assets from Fund share
                    transactions .........................................       203,275,975         34,116,770         69,091,949
                                                                             ---------------    ---------------    ---------------
                  Increase (decrease) in net assets ......................       557,996,494       (215,567,264)       561,273,341
                  Net assets at beginning of period ......................     1,997,165,874      2,212,733,138      1,651,459,797
                  Net assets at end of period (including undistributed
                    net investment income of $19,761,249, $23,122,144, and
                    $22,560,347, respectively) ...........................   $ 2,555,162,368    $ 1,997,165,874    $ 2,212,733,138
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..............        77,857,803         76,343,193         72,934,700
                                                                             ---------------    ---------------    ---------------
                  Shares sold ............................................        18,349,312         12,220,382         10,356,988
                  Shares issued to shareholders in reinvestment of
                    distributions ........................................         6,234,024          5,700,627          8,148,839
                  Shares redeemed ........................................       (17,412,879)       (16,406,399)       (15,097,334)
                                                                             ---------------    ---------------    ---------------
                  Net increase (decrease)  in Fund shares ................         7,170,457          1,514,610          3,408,493
                  Shares outstanding at end of period ....................        85,028,260         77,857,803         76,343,193

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder Large Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                            Ten Months Ended                   Years Ended September 30,
                                            July 31, 1999(a)
                                                (Note E)        1998(a)      1997(a)        1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..      $   25.65       $   28.98    $   22.64    $   22.92    $   19.54    $   23.06
Income from investment operations:
Net investment income (loss) ..........            .30(b)          .36          .38          .36          .13         (.02)
Net realized and unrealized gain (loss)
  on investment transactions ..........           6.38           (1.59)        8.60         2.94         3.98         (.88)
Total from investment operations ......           6.68           (1.23)        8.98         3.30         4.11         (.90)
Less distributions from:
Net investment income .................           (.18)           (.24)        (.16)        (.08)          --           --
Net realized gains on investment
  transactions ........................          (2.10)          (1.86)       (2.48)       (3.50)        (.73)       (2.62)
Total distributions ...................          (2.28)          (2.10)       (2.64)       (3.58)        (.73)       (2.62)

Net asset value, end of period ........      $   30.05       $   25.65    $   28.98     $  22.64    $   22.92    $   19.54
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................          26.79**         (4.54)       43.06        15.94        21.96        (4.72)

Ratios and Supplemental Data

Net assets, end of period ($ millions)           2,555           1,997        2,213        1,651        1,492        1,338
Ratio of operating expenses to average
  daily net assets (%) ................            .87*            .88          .93          .92          .98          .97
Ratio of net investment income (loss)
  to average daily net assets (%) .....           1.25*           1.25         1.51         1.62          .62         (.12)
Portfolio turnover rate (%) ...........           35.2*           39.5         43.0        150.7        153.6         75.8

(a) Based on monthly average shares outstanding during the period.
(b) Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
*   Annualized.
**  Not Annualized.

                      18 - Scudder Large Company Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Value (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

                      19 - Scudder Large Company Value Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

                      B. Purchases and Sales of Securities

During the ten months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $742,489,359 and $687,059,953, respectively. During the year ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $876,216,850 and $985,398,506, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, and 0.50% of such net assets in excess of $2,000,000,000 computed and accrued daily and payable monthly. For the ten months ended July 31, 1999, the fees pursuant to the Agreement amounted to $12,261,953 which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets. During the year ended September 30, 1998, the fees pursuant to these agreements amounted to $14,296,878 which was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the ten months ended July 31, 1999, the amount charged to the Fund by SSC amounted to $2,057,788, of which $204,116 is unpaid at July 31, 1999. During the year ended September 30, 1998, the amount charged to the Fund by SSC aggregated $2,518,178.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the ten months ended July 31, 1999, the amount charged to the Fund by STC aggregated $1,545,597, of which $294,062 is unpaid at July 31, 1999. During the year ended September 30, 1998, the amount charged to the Fund by STC aggregated $1,835,663.

                      20 - Scudder Large Company Value Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the ten months ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $147,196, of which $30,868 is unpaid at July 31, 1999. During the year ended September 30, 1998 the amount charged to the Fund by SFAC aggregated $174,325.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $30,554. During the year ended September 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $18,102.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the ten months ended July 31, 1999, Trustees' fees and expenses aggregated $29,650. During the year ended September 30, 1998, Trustees' fees and expenses aggregated $53,462.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from September 30.

                      21 - Scudder Large Company Value Fund

                        Report of Independent Accountants

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                              PricewaterhouseCoopers LLP
September 16, 1999

                      22 - Scudder Large Company Value Fund

                                 Tax Information

The Fund paid distributions of $2.10 per share from net long-term capital gains during the ten months endedJuly 31, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $113,000,000 as capital gain dividends for the ten months ended July 31, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's ten months ended July 31, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                      23 - Scudder Large Company Value Fund

                                    This Page
                                  intentionally
                                   left blank.

                      24 - Scudder Large Company Value Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and
President, U.N. Association of
America

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan E. Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Ann M. McCreary*
Vice President

Kathleen T. Millard*
Vice President

Robert D. Tymoczko*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                      25 - Scudder Large Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     26 - Scudder Large Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
------------------------------------------------------------------------------------------------------------------------------

                     27 - Scudder Large Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER